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                                                                    Exhibit 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of and incorporation by reference of our report and to all references to our Firm included in or made a part of this Amkor Technology, Inc. Form 10-K and into the Company's previously filed Form S-8 Registration Statements File Numbers 333-62891 and 333-86161 and Form S-3 Registration Statement File Number 333-39642.

Siana Carr and O'Connor, LLP

Paoli, PA
March 29, 2001